Exhibit 21

List of Subsidiaries
The following table shows all direct and indirect subsidiaries of the registrant except (1) subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary, and (2) certain consolidated wholly-owned multiple subsidiaries carrying on the same line of business, as to which certain summary information appears below.

List of Subsidiaries	Jurisdiction of Incorporation or Organization
AVSR LLC	Delaware
Axio Power Holdings, LLC • 8 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Axio Solar I LLC • 2 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Cascade Solar II LLC	Delaware
Core Energy (RF) (Pty) Ltd. (51% owned)	South Africa
EnFlex Corporation	Delaware
Erika Energy (RF) (Pty) Ltd. (51% owned)	South Africa
Fotowatio Renewable Ventures, Inc. • 21 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Fotowatio Renewable Ventures Development, LLC	Delaware
Fotowatio Renewable Ventures Management, LLC	Delaware
FRV Austin Holdings, LLC	Delaware
GreenRay, Inc.	Delaware
Hanuka Properties (RF) (Pty) Ltd. (51% owned)	South Africa
Inversiones y Servicios SunEdison Chile Limitada • 4 wholly-owned subsidiaries operating in the provision of solar energy services in Chile	Chile
Island Energy Solutions, Inc.	Hawaii
JA MEMC (Yangzhou) Solar Technology Company Ltd. (50% owned)	China
Khweza Power (RF) (Pty) Ltd. (51% owned)	South Africa
Local Electric Co. Inc.	Oregon
LSF 77, LLC	Delaware
Media Mark Co. Ltd.	Thailand
MEMC Electronic Materials France SarL	France
MEMC Electronic Materials, GmbH	Germany
MEMC Electronic Materials Sales, Sdn. Bhd.	Malaysia
MEMC Electronic Materials, Sdn. Bhd.	Malaysia
MEMC Electronic Materials, S.p.A.	Italy
MEMC Electronic Materials (UK) Ltd.	United Kingdom
MEMC Enterprise Consulting Shanghai Co. Ltd.	China
MEMC Holding B.V.	The Netherlands
MEMC Ipoh Sdn Bhd.	Malaysia
MEMC Japan Ltd.	Japan
MEMC Korea Company (80% owned)	South Korea
MEMC Kuching Sdn Bhd	Malaysia
MEMC Pasadena, Inc.	Delaware
MEMC Products Korea Co. Ltd.	South Korea
MEMC Solar Services Pvt. Ltd.	India
MMA NAFB Power LLC	Delaware
MMA Renewable Ventures Solar Fund III, LLC • 21 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
MMA Solar Fund III GP, Inc.	Delaware
MMA Solar Fund IV GP, Inc.	Delaware
NVT, LLC	Delaware
NVT Licenses, LLC	Delaware
Oro Verde Holdings, LLC • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Osolar, Ltd.	South Korea
Parsosy Borges Blanques I, S.L. (50% owned)	Spain
Parsosy Juneda, S.L. (50% owned)	Spain
Power Technology International Co., Ltd. (51% owned)	Thailand
Renewable Power Asia Co., Ltd.	Thailand
Renewable Ventures Solar Fund V GP, LLC	Delaware
Renewable Ventures V Equity Holdings, LLC • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Renewable Ventures V Construction Holdings, LLC	Delaware
Renewable Ventures V GP Holdings, LLC	Delaware
REUT Origination, LLC	Delaware
RV Solar Development Company, LLC	Delaware
RV Solar Project GP, LLC • 9 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SE Lakeland II, LLC	Delaware
SEGP Renewable Energy Southern Africa (Pty) Ltd.	South Africa
SE-SIC Ashalim Ltd.	Israel
SMP Ltd. (50% owned)	Korea
Solaicx	California
Solar Star NAFB, LLC	Delaware
SPP Six Co. Ltd.	Thailand
SunEdison LLC	Delaware
SunEdison Capital, LLC • 12 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunEdison Canada, LLC • 27 wholly-owned subsidiaries operating in the provision of solar energy services in Canada	Delaware
SunEdison Canada Origination LP • 7 wholly-owned subsidiaries operating in the provision of solar energy services in Canada	Canada
SunEdison Canada Origination Health LP (85% owned)	Canada
SunEdison Commercial Solutions LLC	Delaware
SunEdison Contracting, LLC	Delaware
SunEdison Development, LLC	Delaware
SunEdison Energy Holding B.V. (85% owned) • Includes 15 wholly-owned subsidiaries operating in the provision of solar energy services in: Italy (1 subsidiary) South Africa (14 subsidiaries)	The Netherlands
SunEdison Energy Holdings (Singapore) Pte. Ltd. (85% owned)
• Includes 22 wholly-owned subsidiaries operating in the provision of solar energy services in:
India (12 subsidiaries)
Malaysia (4 subsidiaries)
Singapore (4 subsidiaries)
Thailand (2 subsidiaries)
Singapore
SunEdison Energy India Pvt. Ltd. • 16 wholly-owned subsidiaries operating in the provision of solar energy services in India	India
SunEdison France Construction SAS	France
SunEdison Global Ventures B.V.	The Netherlands
SunEdison Government Solutions LLC • 7 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunEdison Green Power Southern Africa (Pty) Ltd. (80% owned)	South Africa
SunEdison Hawaii, LLC	Delaware
SunEdison Holdings Corporation	Delaware
SunEdison Holdings II, LLC • 14 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunEdison International, Inc.	Delaware
SunEdison International, LLC
• Includes 12 wholly-owned subsidiaries operating in the provision of solar energy services in:
Puerto Rico (1 subsidiary)
Japan (1 subsidiary)
Netherlands (1 subsidiary)
South Korea (2 subsidiaries)
United Kingdom (7 subsidiaries)
Delaware
SunEdison Israel Ltd.	Israel
SunEdison Italia S.r.l. • 5 wholly-owned subsidiaries operating in the provision of solar energy services in Italy	Italy
SunEdison Japan Corporation • 22 wholly-owned subsidiaries operating in the provision of solar energy services in Japan	Japan
SunEdison Korea Company • 2 wholly-owned subsidiaries operating in the provision of solar energy services in South Korea	South Korea
SunEdison (Malaysia) Solar Operating Sdn Bhd	Malaysia
SunEdison (Malaysia) Solar Operations and Maintenance Sdn Bhd	Malaysia
SunEdison Mena FZE	UAE
SunEdison Mexico S. de R.L. de C.V. • 9 wholly-owned subsidiaries operating in the provision of solar energy services in Mexcio	Mexico
SunEdison Microinverter Products LLC	Delaware
SunEdison New Energy Technology (Shanghai) Co. Ltd. • 1 wholly-owned subsidiary operating in the provision of solar energy services in China	China
SunEdison Origination 1, LLC	Delaware
SunEdison Origination 2, LLC	Delaware
SunEdison Origination 3, LLC	Delaware
SunEdison PGE Holdings, LLC	Delaware
SunEdison PGE 1 LLC	Delware
SunEdison Power Canada, Inc. • 14 wholly-owned subsidiaries operating in the provision of solar energy services in Canada	Canada
SunEdison Picture Rocks Managing Member, LLC	Delaware
SunEdison Products, LLC	Delaware
SunEdison Products Singapore Pte. Ltd.	Singapore
SunEdison Puerto Rico LLC	Puerto Rico
SunEdison Residential Services, LLC	Delaware
SunEdison Semiconductor BV	Netherlands
SunEdison Semiconductor Holding BV	Netherlands
SunEdison Semiconductor, LLC	Delaware
SunEdison Semiconductor Pte Ltd.	Singapore
SunEdison Services Inc.	Delaware
SunEdison (Malaysia) Solar Engineering Sdn Bhd	Malaysia
SunEdison Solar Holdings 1 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 2 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 3 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 4 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Power India Private Limited	India
SunEdison Solar Power Southern Africa (Pty) Ltd. (80% owned)	South Africa
SunEdison Spain SLU • 3 wholly-owned subsidiaries operating in the provision of solar energy services in Spain	Spain
SunEdison Utility Solutions LLC	Delaware
SunE ACQ2, LLC	Delaware
SunE ACQ3, LLC	Delaware
SunE Alamosa 1 LLC	Delaware
SunE Alamosa 1 Holdings, LLC	Delaware
SunE B9 Holdings LLC	Delaware
SunE CBRL1 LLC	Delaware
SunE Dev Holdings I, LLC • 5 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Dev Holdings II, LLC • 2 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE DEV Portfolio I Holdings, LLC • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE DEV Portfolio III Holdings, LLC • 2 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE DG Holdings, LLC • 13 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE DGS Owner Holdco, LLC (51% owned) • 5 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE EPE Holdings LLC	Delaware
SunE EPE2 LLC	Delaware
SunE GIL Holdings, LLC • 3 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Green HoldCo Ltd • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.K.	United Kingdom
SunE J10 Holdings LLC	Delaware
SunE June 2011 LLC	Delaware
SunE H4 Holdings LLC	Delaware
SunE MA REC Origination, LLC	Delaware
SunE MD REC Origination, LLC	Delaware
SunE NLB-1 LLC	Delaware
SunE NM Land Development LLC	Delaware
SunE N7 Holdings LLC	Delaware
SunE NOMAC AD (50% owned)	Bulgaria
SunE Ontario Electric Company, LLC (50% owned)	Delaware
SunE P11A Holdings, LLC	Delaware
SunE P11B Holdings, LLC	Delaware
SunE P11C Holdings, LLC	Delaware
SunE P11D Holdings, LLC	Delaware
SunE P11E Holdings, LLC	Delaware
SunE P11F Holdings, LLC	Delaware
SunE P11G Holdings, LLC	Delaware
SunE P11H Holdings, LLC	Delaware
SunE P11I Holdings, LLC	Delaware
SunE P11J Holdings, LLC	Delaware
SunE P11K Holdings, LLC	Delaware
SunE P11M Holdings, LLC	Delaware
SunE P11N Holdings, LLC	Delaware
SunE P11O Holdings, LLC	Delaware
SunE PGE1 LLC	Delaware
SunE PR Holdings, LLC • 2 wholly-owned subsidiaries operating in the provision of solar energy services in Puerto Rico	Delaware
SunE REC Origination 1, LLC	Delaware
SunE REIT-D PR LLC	Delaware
SunE Residential Holdings LLC	Delaware
SunE Solar BV
• Includes 34 wholly-owned subsidiaries operating in the provision of solar energy services in:
Australia (3 subsidiaries)
Brazil (1 subsidiary)
Chile (1 subsidiary)
France (1 subsidiary)
Germany (1 subsidiary)
Greece (20 subsidiaries)
Israel (1 subsidiary)
Italy (2 subsidiaries)
Mexico (1 subsidiary)
Netherlands (1 subsidiary)
Spain (1 subsidiary)
United Kingdom (1 subsidiary)
The Netherlands
SunE Solar Construction, LLC • 20 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar Construction Holdings LLC	Delaware
SunE Solar Electric Company, LLC (50% owned)	Delaware
SunE Solar Fund I, LLC • 21 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar Park Fund 2012 GP, LLC	Delaware
SunE Solar Park Fund 2012 LLC	Delaware
SunE Solar III, LLC • 32 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar IV, LLC	Delaware
SunE Solar V, LLC • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar VI, LLC	Delaware
SunE Solar VII, LLC	Delaware
SunE Solar VIII, LLC • 15 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar VIII, Inc.	Delaware
SunE Solar IX, LLC	Delaware
SunE Solar X, LLC	Delaware
SunE Solar XII, LLC • 4 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar XIII, LLC • 5 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar XIV, LLC • 6 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Somerset Land, LLC	Delaware
SunE U6 Holdings LLC	Delaware
SunE WF Holdings, LLC	Delaware
Taisil Electronic Materials Corp.	Taiwan
Team-Solar Inc.	California
Tristar Energy (Pty) Ltd. • 4 wholly-owned subsidiaries operating in the provision of solar energy services in South Africa	South Africa